UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 22, 2009

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(877) 370-4413

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 22, 2009, Arlington Asset Investment Corp., a Virginia corporation (the “Company”) and its wholly-owned subsidiary, FBR Securities HY, LLC (“FBR Securities” and together with the Company, the “Selling Stockholders”), entered into an underwriting agreement (the “Underwriting Agreement”) with FBR Capital Markets Corporation (“FBR Capital Markets”), and the underwriters listed on Schedule I of the Underwriting Agreement (the “Underwriters”), for which FBR Capital Markets & Co. and Barclays Capital Inc. are acting as representatives, with respect to the sale of 12,830,450 shares (the “Initial Shares”) of the common stock of FBR Capital Markets (the “Common Stock”) to be sold by the Selling Stockholders, and the grant of an option to purchase all or any part of 1,924,567 additional shares (the “Option Shares” and together with the Initial Shares, the “Shares”) of Common Stock to cover over-allotments. Under the terms of the Underwriting Agreement, the Underwriters purchased the Shares from the Selling Stockholders at a price of $5.70, and the public offering price per share is $6.00.

Prior to the completion of the sale contemplated by the Underwriting Agreement, based on the prospectus supplement filed by FBR Capital Markets on October 23, 2009, the Selling Stockholders together owned approximately 23.2 percent of the outstanding common stock of FBR Capital Markets. The Shares represent all of the shares of common stock of FBR Capital Markets owned by the Selling Stockholders.

Item 7.01	Regulation FD Disclosure.

On October 28, 2009, the Company issued a press release announcing that the Selling Stockholders closed the previously announced secondary public offering of 14,755,017 shares (including underwriters’ over-allotment) of FBR Capital Markets (NASDAQ: FBCM) common stock at $6.00 per share. Proceeds to the Selling Stockholders, after the underwriting discount but before expenses, are $84,103,597. As a result of this transaction, the Company no longer owns, directly or indirectly, any shares of FBCM.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Underwriting Agreement, dated October 22, 2009, among the Company, FBR Securities, FBR Capital Markets and the Representatives, as representatives of the several underwriters named in Schedule I thereto.

99.1	Press Release issued by the Company on October 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: October 28, 2009	By:	/S/ KURT R. HARRINGTON
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Underwriting Agreement, dated October 22, 2009, among the Company, FBR Securities, FBR Capital Markets and the Representatives, as representatives of the several underwriters named in Schedule I thereto.

99.1	Press Release issued by the Company on October 28, 2009.